SCHEDULE OF COMPONENTS OF BASIC AND DILUTED EARNINGS PER SHARE (Details) - USD ($)		6 Months Ended
		Jun. 30, 2026	Jun. 30, 2025
NET (LOSS) PER SHARE – Basic and Diluted*
Net (loss)	[1]	$ (2,494,622)	$ (4,679,549)
Weighted average outstanding ordinary shares-Basic	[1]	2,532,138	715,992
-dilutive effect of convertible note	[1]
Weighted average outstanding ordinary shares- Diluted	[1]	2,532,138	715,992
Earnings (loss) per share
Basic	[1],[2]	$ (0.99)	$ (6.54)
Diluted	[1],[2]	$ (0.99)	$ (6.54)

[1]	On May 29, 2025, the Company implemented a one-for-thirty reverse stock split of the Company’s issued and outstanding ordinary shares. The computation of basic and diluted EPS was retroactively adjusted for all periods presented.
[2]	On May 29, 2025, the Company implemented a one-for-thirty reverse stock split of the Company’s issued and outstanding ordinary shares. The computation of basic and diluted EPS was retroactively adjusted for all periods presented.